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                                                                   EXHIBIT 99.1

                         BERKOVITS, LAGO & COMPANY, LLP
                  CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS


September 12, 2002


Thomas P. Tanis, Jr.
11830 Windcreek Overlook
Alpharetta, Georgia 30005

RE:      SYNDICATED FOOD SERVICE INTERNATIONAL, INC.
         F/K/A FLORIDINOS INTERNATIONAL HOLDINGS, INC.

Dear Mr. Tanis:

In the course of performing inquiry procedures in connection with the audit of Syndicated Food Service International, Inc. for the year ended December 31, 2001, and the review of certain documents requested and obtained from you and Mr. Barry Nogay, matters have come to our attention that warrant your immediate attention.

In the course of planning and performing the audit, an auditor may become aware of information that may constitute Illegal Acts by the Client in accordance with Statement of Standards Number 54. According to the pronouncement, an illegal act is defined as "a violation of laws or government regulations that have a direct and material effect on determination of financial statement amounts and other illegal acts". We have encountered specific information that has raised questions that lead to the possibility that illegal acts, as defined by Statement of Standards Number 54, have occurred during the year ended December 31, 2001, such as the following:

- Unauthorized transactions, improperly recorded transactions, and transactions not recorded in a complete or timely manner in order to maintain accountability for assets

-        Investigation by a government agency(s)

-        Failure to pay government duties

- Large payments for unspecific services to consultants, affiliates, or employees

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Thomas P. Tanis Jr.
September 13, 2002
Page 2


On September 11, 2002, a schedule was provided to us that reflect the money that was raised in a private placement and the use of proceeds. This money appears to have been deposited in a Company account during October and November 2001. It appears that significant payments were made to employees, consultants, and directors of the Company. At this time, it is imperative that additional audit and forensic procedures be performed to determine the validity of these transactions. In our engagement letter dated July 25, 2002, the third paragraph of page one stated certain items that we were aware of and required further analysis and investigation, but did not include any issues relative to the private placement. You were sent an updated open item list on September 11, 2002, and will be receiving a list of documents required in order to further substantiate the use of proceeds from the private placement. Our original fee estimate was based on the fact that "unexpected circumstances will not be encountered." As recently discussed, this is not a normal audit, and the scope and extent of the audit and forensic procedures will be tailored based on the fact that there were weaknesses in internal control due to the exercise of prior management in overriding controls or not adhering to government regulations or abiding by the common principles known in the auditing profession as "management integrity". It is my understanding that management wants to complete an accurate accountability of all material transactions that appear to be illegal in nature. It is also my understanding that management is aware of our professional responsibility to perform whatever procedures we feel are necessary in order to ascertain that, prior to the issuance of our audit opinion, the financial statements are fairly stated and in conformity with generally accepted accounting principles.

Some of the other fundamental requirements of Statement of Auditing Standards Number #54, besides the existence of evidence of possible illegal acts originally mentioned in our engagement letter and new evidence concerning the private placement, are as follows:

Evaluation of detected or expected illegal acts

We will consider the quantitative and qualitative aspects of the illegal act. Loss contingencies resulting from illegal acts that may be required to be disclosed should be evaluated in the same number as other loss contingencies, i.e. asserted claims to be opined on by respective legal counsel, as well as possible unasserted claims.

Effect on the audit report

If we consider that an illegal act(s) has a material effect on the financial statements, and the act(s) has not been properly accounted for or disclosed, we will express a qualified or an adverse opinion. If we are precluded by current management from obtaining sufficient competent evidential matter to evaluate whether an illegal act that could be material to the financial statements has occurred, we would have to disclaim an opinion.


                         BERKOVITS, LAGO & COMPANY, LLP
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Thomas P. Tanis Jr.
September 13, 2002
Page 3


Consideration of withdrawal

If the Company reuses to accept our auditor's report as modified because of an illegal act(s), we are required to withdraw from the engagement and indicate the reasons for withdrawal in writing to the audit committee or to the board of directors, and notify the SEC of our resignation as auditor of record and the reasons thereto.

Internal communications

We are required to assure ourselves that the audit committee or others with equivalent authority and responsibility are adequately informed about illegal acts that come to our attention. The communication should describe the act, the circumstances of its occurrence, and the effect on the financial statements. We are currently investigating and documenting the possibility of the illegal act(s) that have occurred and the quantitative effects on the financial statements. We do advise that you discuss the existence of possible illegal acts as soon as possible to the board of directors and that you immediately assemble an audit committee for the Company. The Sarbanes-Oxley Act of 2002 specifically states that the auditors will report to and be overseen by a company's audit committee, not management. Audit committees must also preapprove all services (both audit and non-audit services) provided by its auditors.

Material weaknesses in internal control and the Foreign Corrupt Practices Act

A specific material weakness in internal control may be a violation of the Foreign Corrupt Practices Act ("the Act") and also an illegal act. In this instance, we are required to consult with the Company's legal counsel to determine if the material weakness is a violation. After consulting with management and legal counsel:

         a. If management has concluded that corrective action is not cost-beneficial, we would need to consider and document the underlying reasons.

         b. If a determination is made that there has been a violation of the Act and appropriate consideration is not given to the violation, we will consider withdrawing from the engagement or dissociating from any further relation with the Company.

Note that a violation of the internal control provision of the Act would not have a direct effect on the financial statements, but eh contingent monetary fine could be material to the financial statements.


                         BERKOVITS, LAGO & COMPANY, LLP
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Thomas P. Tanis Jr.
September 13, 2002
Page 4


This letter is written to document and inform you of the professional standards that govern how we are approaching this audit. Again, it is our understanding that you and the board of directors want us to continue our audit and consequently our investigation into the following matters, and are aware that these procedures extend above and beyond the normal scope of an audit performed in accordance with generally accepted auditing standards. Matters that we are currently attempting to qualify and quantify are as follows:

         -        Third party billing irregularities

         -        Failure to remit collected sales taxes

         - Possible Bank Secrecy Acts violation regarding exchange of funds that did not have a valid business reason

         - Potential improprieties in connection with the disbursement of private placement proceeds to consultants, officer, and directors of the Company

         - Possible Securities Act violations currently under investigation by the Securities and Exchange Commission

         -        Possible violation of the Foreign Corrupt Practices Act

Subsequent Events

In accordance with Statement of Standard Number 12, a review should be made of transactions and events occurring between the date of financial statements being audited and the date of the auditor's report. The purpose of the review is to determine whether transactions or events have occurred that require adjustment of the financial statements or disclosure in the notes to the financial statements. An adjustment versus disclosure is determined by whether there is a condition existing at the balance sheet date that leads to the event. Events may provide additional evidence about conditions that existed at the balance sheet date and affect estimates in the financial statements. The financial statements should be adjusted for changes in estimates resulting from the use of this evidence.

The report signals the end of the auditor's responsibility for applying procedures specifically directed to obtaining knowledge of subsequent events. Subsequent events review procedures are performed at or near completion of fieldwork. Sometimes, an event requiring financial statement adjustment or disclosure occurs after the date of the auditor's report but before its issuance. In these circumstances, a decision will be made as to whether to update or to dual date the report. Updating the report makes the auditor liable for reviewing events occurring up to the new date.

                         BERKOVITS, LAGO & COMPANY, LLP
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Thomas P. Tanis Jr.
September 13, 2002
Page 5


Berkovits, Lago & Company needs to evaluate whether management has:

         1) Adjusted the financial statement for any changes in estimates resulting from relevant events after the date of the statements but before issuance.

         2) Disclosed events that occurred in the subsequent period that do not require adjustment but that require disclosure to keep the financial statements from being misleading.

In light of the matters noted elsewhere in this letter, our subsequent events procedures will be expanded to include review of certain transactions that were recorded or unrecorded during the time that prior management was operating the company.

Please contact me if you need further clarification or an explanation of any of the items covered in this letter. We look forward to assisting you in qualifying the matters raised in this letter and to serve as possible expert witnesses in the future, as referred to in paragraph three of page three of our engagement letter dated July 25, 2002.


Sincerely,


Berkovits, Lago & Company, LLP


Jesus A. Lago

cc: Peter Schoenthaler, Esq.


                         BERKOVITS, LAGO & COMPANY, LLP